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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                  FORM 8-K/A
                                AMENDMENT NO. 1

                                CURRENT REPORT


                   Pursuant to Section 13 of 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      October 13, 1996
                                                      ----------------


                          Central Garden & Pet Company
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-20242             68-0275553
-----------------------------       ----------------    ------------------
(State or other jurisdiction        (Commission File       (IRS Employer
      of incorporation)                  Number)        Identification No.)


3697 Mt. Diablo Boulevard, Lafayette, California                  94549
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   (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code            (510) 283-4573
                                                              --------------


                                  Inapplicable
                                  ------------
          (Former name or former address if changed since last report)


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     The purpose of this Form 8-K/A is to amend the Form 8-K which was filed on
October 15, 1996 to move all of the disclosure previously reported under Item 2 to Item 5. The complete text of Item 5 is set forth below.

Item 5.   Other Events
          ------------

          On October 13, 1996, Central Garden & Pet Company (the "Company") issued a press release announcing that it has entered into a definitive agreement (the "Agreement") to acquire assets comprising the flea and tick protection business in the United States and Canada of Sandoz, Ltd. Under the terms of the Agreement, the Company will pay $41 million in cash to Sandoz. The Company anticipates that it will finance the acquisition from general working capital.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTRAL GARDEN & PET COMPANY


                              By /s/ Robert B. Jones
                                 -------------------------------
                                 Robert B. Jones, Vice President
                                 and Chief Financial Officer

Dated:  December 2, 1996

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